UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 8, 2008

NEOHYDRO TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

NEVADA	333-149680
(State or other jurisdiction of incorporation)	(Commission File No.)

11200 Westheimer
Suite 900
Houston, Texas 77042
(Address of principal executive offices and Zip Code)

888-827-6609
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 7.01      REGULATION FD DISCLOSURE

     Today we announced the completion of the first on site waste water recycling unit the “ROVERTM” model.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Document Description

99.1	Press release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 8th day of December, 2008.

NEOHYDRO TECHNOLOGIES CORP.

BY:	DEAN THEMY
Dean Themy
President, Principal Accounting Officer,
Principal Executive Officer, Principal
Financial Officer, Treasurer and a member of
the Board of Directors.